UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


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                                 August 9, 2002
                                 Date of Report
                        (Date of earliest event reported)


                      Shenandoah Telecommunications Company
             (Exact name of registrant as specified in its charter)


           Virginia                        0-9881                54-1162807
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number)      Identification Number)


P.O. Box 459
Edinburg, VA                                                      22824
(Address of principal executive office)                          (Zip code)


       Registrant's telephone number, including area code: (540) 984-4141

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Item 9 Regulation FD Disclosure

      On August 9, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of Christopher E. French, the registrant's chief executive officer, and Laurence F. Paxton, the registrant's chief financial officer, required pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.